Cash and cash equivalents and short-term time deposits	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents and short-term time deposits	Cash and cash equivalents and short-term time deposits

in CHF thousands	2025	2024
Cash at bank in CHF	69,624	54,127
Cash at bank in EUR	292	2,812
Cash at bank in USD	12,660	6,695
Cash at bank in GBP	77	240
Total cash at bank at December 31	82,653	63,874

Short-term time deposits in CHF	—	47,500
Short-term time deposits in USD	10,405	38,065
Total short-term deposits at December 31	10,405	85,565
All short-term time deposits at December 31, 2025 and 2024 were held with Swiss banks. As of December 31, 2025, the deposits denominated in USD contained two positions with two banks. As of December 31, 2024, there were five deposits denominated in CHF with three banks, where the short-term time deposits denominated in USD contained five positions with three banks. Please refer to note 25.